(MAINSTAY LOGO)

      INCOME FUNDS

      MainStay Floating Rate Fund

                                            MAINSTAY(R) FUNDS

                                            Prospectus
                                            April 15, 2004 as revised on
                                            September 10, 2004

                                            Neither the Securities and Exchange
                                            Commission nor any state securities
                                            commission has approved or
                                            disapproved of these securities or
                                            passed upon the accuracy or adequacy
                                            of this prospectus. Any
                                            representation to the contrary is a
                                            criminal offense.

        WHAT'S INSIDE?

  2      MainStay Floating Rate Fund

  5      More About Investment Strategies and Risks

  9      Shareholder Guide
 17          Buying, Selling and Exchanging Shares
 17          How to Open an Account
 18          Investment Minimums
 26          Determining the Fund's Share Prices (NAV) and Valuation
         of Securities
 26          Fund Earnings
 27          Understand the Tax Consequences

 28      Know With Whom You're Investing

MAINSTAY FLOATING RATE FUND

The MainStay Floating Rate Fund's investment objective is to seek to provide high current income.

PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in a diversified portfolio of floating rate loans and other floating rate debt securities. The Fund may also purchase fixed income debt securities and money market securities or instruments.

When the Manager believes that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money market or short-term debt securities. The advisor may also invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Floating rate loans ("Floating Rate Loans") offer a favorable yield spread over other short-term fixed-income alternatives. Historically, Floating Rate Loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds, U.S. government securities and other traditional investments.

Floating Rate Loans are provided by banks and other financial institutions to large corporate customers. Companies undertake these loans to finance acquisitions, buy-outs, recapitalizations or other leveraged transactions. Floating Rate Loans are speculative investments and are rated below investment grade quality, but they are not junk bonds. They typically have less credit risk and lower default rates than junk bonds. Typically, these loans are the most senior source of capital in a borrower's capital structure and have certain of the borrower's assets pledged as collateral. The collateral may include both tangible and intangible assets of the borrower and generally has a fair market value of at least 100% of the amount of the loan at the time of origination.

Floating Rate Loans feature rates that reset regularly, maintaining a fixed spread over the London-Interbank Offered Rate (LIBOR) or the prime rates of large money-center banks. The interest rates for Floating Rate Loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating Rate Loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Fund may invest up to 25% of its total assets in foreign securities. The foreign securities are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower.

INVESTMENT PROCESS

In pursuing the Fund's investment strategy, the Manager seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Manager seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Manager prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Manager attempts to control risk and limit defaults.
 2

                                                              FLOATING RATE FUND

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objectives of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Manager continually evaluates market factors and comparative metrics to determine relative value.

PRINCIPAL RISKS

The values of debt securities fluctuate depending upon various factors, including:

- Credit Risk

- Liquidity

- Interest Rates

The Floating Rate Loans in which the Fund principally invests are usually rated less than investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a higher interest rate because of the increased risk of loss. Although certain Floating Rate Loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the Fund's net asset value ("NAV") could go down and you could lose money.

An active trading market may not exist for many of the Fund's loans. In addition, some loans may be subject to restrictions on their resale, which may prevent the fund from obtaining the full value of the loan when it is sold. If this occurs, the Fund may experience a decline in its NAV. Some of the Fund's investments may be considered to be illiquid.

Investments in fixed-income securities are subject to the risk that interest rates could rise, causing the value of the Fund's securities and share price to decline. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes than shorter term bonds. Generally, the longer the average maturity of the bonds in a fund, the more a fund's share price will fluctuate in response to interest rate changes. Securities with floating interest rates generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much or as fast as interest rates in general.

Since the Fund may invest in U.S. dollar-denominated securities of foreign issuers, it can be subject to various risks of loss that are different from risks of investing in securities of U.S. companies. These include losses due to less liquid trading markets, greater price volatility, political and economic instability, less publicly available information about issuers, changes in U.S. or foreign tax laws, and changes in monetary policy.

The Fund is "non-diversified," which means that it may invest a greater percentage of its assets than other funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

FLOATING RATE FUND

PAST PERFORMANCE

Since the Fund had not commenced operations as of the date of this prospectus, no performance figures are available as of the date of this prospectus.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  SHAREHOLDER FEES
  (fees paid directly from your investment)                     CLASS A         CLASS B         CLASS C         CLASS I
  Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                            3.00%           None            None            None

  Maximum Deferred Sales Charge (Load)(1)
  (as a percentage of the lesser of the original
  purchase price or redemption proceeds)                         None            3.00%           1.00%           None

  Redemption Fee(2)
  (as a percentage of redemption proceeds)                       2.00%           2.00%           2.00%           2.00%

  Exchange Fee                                                    *               *               *               *
  Maximum Account Fee                                            None            None            None            None

  ANNUAL FUND OPERATING EXPENSES
  (expenses that are deducted from Fund assets)
  Management Fee(3)                                              0.60%           0.60%           0.60%           0.60%

  Distribution and/or Service (12b-1) Fees(4)                    0.25%           1.00%           1.00%           None
  Other Expenses(5)                                              0.23%           0.23%           0.23%           0.23%

  Total Annual Fund Operating Expenses(3)                        1.08%           1.83%           1.83%           0.83%




* Except for systematic exchanges processed via MainStay's automated system, and as to certain accounts for which tracking data is not available, after five exchanges per calendar year, a $10 fee may be imposed per exchange.

1 Generally, Class A shares of the Fund are not subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge of 1.00% may be imposed on certain redemptions effected within one year of the date of purchase of Class A shares that were purchased at net asset value. The amount of the contingent deferred sales charge which may be applicable to Class B shares will depend on the number of years since you purchased the shares being redeemed. A contingent deferred sales charge of 1.00% may be imposed on redemptions of Class C shares within one year of the date of purchase.

2 The redemption fee applies only to redemptions (including exchanges) of Fund shares made within 60 days of purchase. The fee, where applicable, is deducted from your redemption proceeds and is payable to the Fund. The fee is to ensure that portfolio trading costs are borne by investors making short-term transactions and not by long-term shareholders in the Fund. Please see "Redemption Fee" for additional information.

3 NYLIM has voluntarily agreed to reimburse the Fund's expenses to the extent that total annual fund operating expenses exceed 1.15% of average daily net assets for Class A shares, 1.90% for Class B and C shares and 0.90% for Class I shares. This reimbursement may be discontinued at any time without notice.

4 Because the 12b-1 fee is an on-going fee charged against the assets of the Fund, long-term shareholders may indirectly pay an amount that is more than the economic equivalent of paying other types of sales charges.

5 The Fund's Other Expenses are based upon estimates of the expenses that the Fund will incur for the current fiscal year.

EXAMPLE

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and reflects what you would pay if you redeemed all your shares at the end of each time period shown or continued to hold them. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. There is no sales charge (load) on reinvested dividends. Your actual costs may be higher or lower than those shown.

                  CLASS A                    CLASS B                                   CLASS C                   CLASS I
                             Assuming no   Assuming redemption         Assuming no   Assuming redemption at
  Expenses after             redemption    at the end of each period   redemption    the end of each period
   1 Year          $  407      $  186               $  486               $  186               $  286             $   85

   3 Years         $  633      $  576               $  676               $  576               $  576             $  265




MORE ABOUT INVESTMENT STRATEGIES AND RISKS

Information about the Fund's principal investments, investment practices and principal risks appears at the beginning of the Prospectus. The information below describes in greater detail the investments, investment practices and other risks pertinent to the Fund.

Additional information about the investment practices of the Fund and risks pertinent to these practices is included in the Statement of Additional Information (SAI) (see the back cover of this Prospectus).

INVESTMENT POLICIES

The Fund normally invests at least 80% of its assets in Floating Rate Loans and other floating rate debt instruments. For these purposes "assets" means the Fund's net assets plus any borrowings for investment purposes. The 80% requirement must be complied with at the time the Fund invests its assets. Accordingly, if the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but would have to make any new investments in such a way as to bring the portfolio into compliance with the 80% requirement. The Fund may invest up to 25% of its total assets in foreign securities.

FLOATING RATE LOANS

Floating Rate Loans incur some of the same risks as other debt securities, such as prepayment risk, credit risk, interest rate risk and risk found with high yield securities.

Floating Rate Loans are subject to the risk that the scheduled interest or principal payments will not be paid. Lower-quality loans and debt securities (those of less than investment grade quality), including Floating Rate Loans and debt securities, involve greater risk of default on interest and principal payments than higher quality loans and securities. In the event that a non-payment occurs, the value of that obligation likely will decline. In turn, the NAV of the Fund's shares also will decline. Generally, the lower the rating category, the more risky is the investment.

Debt securities rated BBB and below by S&P or Baa and below by Moody's are considered to have speculative characteristics and are commonly referred to as "junk bonds." Junk bonds entail default and other risks greater than those associated with higher-rated securities. Although the Floating Rate Loans in which the Fund generally invests are speculative, they are subject to less credit risk than junk bonds, as they have features that junk bonds generally do not have. They are senior obligations of the borrower or issuer, are typically secured by collateral, and generally are subject to certain restrictive covenants in favor of the lenders or securityholders that invest in them. Floating Rate Loans generally have a lower default rate and a reduced interest rate risk in comparison to junk bonds. Floating Rate Loans are usually issued in connection with a financing or corporate action (such as leveraged buyout loans, leveraged recapitalizations and other types of acquisition financing). In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. As such, Floating Rate Loans are part of highly leveraged transactions and involve a significant risk that the borrower may default or go into bankruptcy.

The Fund will typically purchase loans via assignment, which makes the Fund a direct lender. However, the Fund may also invest in Floating Rate Loans by purchasing a participation interest. A participation interest is a fractional interest in a loan, issued by a lender or other financial institution. The lender selling the participation interest remains the official holder of the loan. Where the Fund is a participant in a loan, it will not have any direct claim on the loan, and in the event of the borrower's insolvency or default, the Fund, as a participant, would be a creditor of the lender and not of the borrower.

The Fund also may be in possession of material non-public information about a borrower as a result of its ownership of a floating rate instrument of such borrower. Because of prohibitions on trading in securities of issuers while in possession of such information, the Fund might be unable to enter into a transaction in a publicly-traded security of such a Borrower when it would otherwise be advantageous to do so.

LIMITED LIQUIDITY

Although the resale, or secondary, market for Floating Rate Loans is growing, it is currently limited. There is no organized exchange or board of trade on which such loans are traded. Instead, the secondary market for loans is an unregulated inter-dealer or inter-bank re-sale market. Loans usually trade in large denominations (typically $1 million and higher) and trades can be infrequent. The market has limited transparency so that information about actual trades may be difficult to obtain. Accordingly, some of the Floating Rate Loans in which the Fund invests will be relatively illiquid. In addition, Floating Rate Loans in which the Fund invests may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell loans and may adversely affect the price that can be obtained. The Fund may have difficulty disposing of loans if it needs cash to pay redemption requests, to pay dividends, to pay expenses or to take advantage of new investment opportunities. These considerations may cause the Fund to sell securities at lower prices than it would otherwise consider to meet cash needs or cause the Fund to maintain a greater portion of its assets in cash equivalents than it would otherwise, which could negatively affect performance. The Fund seeks to avoid the necessity of selling assets to meet such needs by the use of borrowings.

The Fund values its assets daily. However, because the secondary market for loans is limited, it may be difficult to value the Fund's assets. Market quotations may not be readily available for some loans, or may be volatile and/or subject to large spreads between bid and ask prices, and valuation may require more research than for other securities. In addition, elements of judgment may play a greater role in valuation than for securities with a more active secondary market, because there is less reliable, objective market value data available.

Although the volume of Floating Rate Loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit the Fund by providing increased liquidity for loans, but may also adversely affect the rate of interest payable on loans acquired by the Fund, the availability of loans acquired in the primary market and it may also increase the price of loans in the secondary market.

PREPAYMENT RISK

The issuers of securities held by the Fund may be able to prepay principal due on the securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities.

Most Floating Rate Loans and debt securities allow for prepayment of principal without penalty. Accordingly, the potential for the value of a Floating Rate Loan or security to increase in response to interest rate declines is limited. Corporate loans or securities purchased to replace a prepaid corporate loan or security may have lower yields than the yield on the prepaid corporate loan.

RISK MANAGEMENT TECHNIQUES

Various techniques can be used to increase or decrease the Fund's exposure to changing security prices, interest rates, currency exchange rates, commodity prices or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling futures contracts and options on futures contracts, entering into foreign currency transactions (such as foreign currency exchange forward contracts and options on foreign currencies) and purchasing put or call options on securities and securities indices.

These practices can be used in an attempt to adjust the risk and return characteristics of the Fund's portfolio of investments. For example, to gain exposure to a particular market, the Fund may be able to purchase a futures contract with respect to that market. When the Fund uses such techniques in an attempt to reduce risk it is known as "hedging." If the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.

DERIVATIVE INSTRUMENTS

The value of derivative instruments is based on underlying securities, interest rates, currencies or indices. Derivative instruments may be hard to sell and can be very sensitive to changes in value of the underlying security, interest rate, currency or index, and as a result can be highly volatile. If the Manager is wrong about its expectations of changes in interest rates or market conditions, the use of derivatives could result in a loss. The Fund could also lose money if the counterparty to the transaction does not meet its obligations. In addition, the leverage associated with inverse floaters, a type of derivative, may result in greater volatility in their market value than other income-producing securities.

FOREIGN SECURITIES

Foreign securities are issued by companies organized outside the U.S. and are traded in markets outside the U.S. These foreign securities can be subject to most, if not all, of the risks of foreign investing. For example, foreign investments may be more difficult to sell than U.S. investments. Investments in foreign securities involve difficulties in receiving or interpreting financial and economic information, possible imposition of taxes, higher brokerage and custodian fees, possible currency exchange controls or other government restrictions, including possible seizure or nationalization of foreign deposits or assets. Foreign securities may also be less liquid and more volatile than U.S. securities. There may also be difficulty in invoking legal protections across borders. In addition, investments in emerging market countries present risks to a greater degree than those presented by investments in foreign issuers in countries with developed securities markets and more advanced regulatory systems.

Some securities may be issued by companies organized outside the U.S. but are traded in U.S. securities markets and are denominated in U.S. dollars. For example, American Depositary Receipts and shares of some large foreign-based companies are traded on principal U.S. exchanges. Other securities are not traded in the U.S. but are denominated in U.S. dollars. These securities are not subject to all of the risks of foreign investing. For example, foreign trading market or currency risks will not apply to dollar denominated securities traded in U.S. securities markets.

Some of the foreign securities in which the Fund invests will be denominated in foreign currency. Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in foreign currencies. Exchange rate movements can be large and can endure for extended periods of time, affecting either favorably or unfavorably the value of the Fund's assets. However, a Fund may engage in foreign currency transactions to attempt to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar. See "Risk Management Techniques."

SHAREHOLDER GUIDE

The following pages are intended to help you understand the costs associated with buying, holding and selling your Fund investments.

BEFORE YOU INVEST:
DECIDING WHICH MAINSTAY CLASS OF SHARES TO BUY

This Prospectus offers Class A, B, C and I shares of the Fund. Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure, providing you with different choices for meeting the needs of your situation. Depending upon how you wish to purchase shares of the Fund, the share classes available to you may vary.

The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Important factors to consider include:

- how much you plan to invest;

- how long you plan to hold your shares;

- total expenses associated with each class of shares;

- whether you qualify for any reduction or waiver of sales charge.

As with any business, running a mutual fund involves costs. There are regular Fund operating costs, such as investment advisory fees, marketing and distribution expenses, and custodial, transfer agency, legal and accounting fees. These fund-wide operating costs are typically paid from the assets of the Fund, and thus, all investors in the Fund indirectly share the costs. These expenses are presented earlier in this Prospectus in the table titled, "Fees and Expenses of the Fund," under the heading, "Annual Fund Operating Expenses." As the fee table shows, certain costs are borne equally by each share class. In cases where services or expenses are class-specific, the costs may be allocated differently among the share classes. Most significant among the class-specific costs are:

- DISTRIBUTION AND/OR SERVICE (12B-1) FEE--named after the SEC rule that permits their payment, "12b-1 fees" are paid by the Fund to the Fund's distributor, NYLIFE Distributors LLC ("Distributor"), for distribution and/or shareholder services such as marketing and selling Fund shares, compensating brokers and others who sell Fund shares, advertising, printing and mailing of prospectuses, responding to shareholder inquiries, etc.

The key point to keep in mind about 12b-1 fees is that they reduce the value of your shares, and therefore, will proportionately reduce the returns you receive on your investment and any dividends that are paid.

In addition to regular Fund operating costs, there are costs associated with an individual investor's transactions and account, such as the compensation paid to your financial advisor for helping you with your investment decisions. The Fund typically covers such costs by imposing sales charges and other fees directly on the investor either at the time of purchase or upon redemption. These charges and fees for the Fund are presented earlier in this Prospectus in the table titled,

SHAREHOLDER GUIDE

"Fees and Expenses of the Fund," under the heading, "Shareholder Fees." Such charges and fees include:

- INITIAL SALES CHARGE--also known as a "front-end sales load," refers to a charge that is deducted from your initial investment in Class A shares and is used to compensate the Distributor and/or your financial advisor for their efforts and assistance to you in connection with the purchase. The key point to keep in mind about a front-end sales load is that it reduces the amount available to purchase Fund shares.

- CONTINGENT DEFERRED SALES CHARGE--also known as a "CDSC" or "back-end sales load," refers to a sales load that is deducted from the proceeds when you redeem Fund shares (that is, sell shares back to the Fund). The amount of the CDSC that you pay will depend on how long you hold your shares and decreases to zero if you hold your shares long enough. Although you pay no sales charge at the time of your purchase, the Distributor typically pays your financial advisor a commission up-front. In part to compensate the Distributor for this expense over time, you will pay a higher ongoing 12b-1 fee. Over time these fees may cost you more than paying an initial sales charge.

Distribution and/or service (12b-1) fees, shareholder service fees, initial sales charges and contingent deferred sales charges are each discussed in more detail in this Shareholder Guide. The following table gives you a summary of the differences among share classes with respect to such fees and other important factors:

Summary of Important Differences Among Share Classes

                          CLASS A        CLASS B             CLASS C        CLASS I
  Initial sales charge     Yes             No                  No            No

  Contingent deferred     None(1)     Sliding scale       1% on sale of     None
  sales charge                       over four years     shares held for
                                                        one year or less



  Ongoing service and/or  0.25%           0.75%               0.75%         None
  distribution fee (Rule              distribution      distribution and
  12b-1 fee)                        and 0.25% service     0.25% service
                                      (1.00% total)       (1.00% total)




  Shareholder service      None           None                None          None
  fee



  Redemption fee          2.00%           2.00%               2.00%         2.00%

  Conversion feature        No             Yes                 No            No



  Purchase maximum(2)      None         $100,000            $500,000        None

1 Except on certain redemptions on purchases of $500,000 or more made without an initial sales charge.

2  Per transaction. Does not apply to purchases by certain retirement plans.

The following discussion is not intended to be investment advice or a recommendation because each investor's financial situation and considerations are different. An analysis as to which share class is most appropriate for your needs can best be made by discussing your situation and the factors mentioned above with your financial advisor. Generally, however, Class A shares are more economical if you intend to invest larger amounts ($100,000 or more) and hold your shares long-term (more than 4 years). Class B shares may be more economical if you intend to invest lesser amounts and hold your shares long-term. Class C shares may be more economical if you intend to hold your shares for a shorter term (4 years or less). Class I shares are the most economical, regardless of amount invested or intended holding period, but are offered only to certain institutional investors or through certain financial intermediary accounts.

                                                               SHAREHOLDER GUIDE

CLASS A SHARE CONSIDERATIONS

- When you invest in Class A shares, you pay the public offering price, which is the share price, or NAV, plus the initial sales charge that may apply to your purchase. The amount of the initial sales charge is based on the size of your investment (see "Sales Charge Reductions and Waivers on Class A shares"). We also describe below how you may reduce or eliminate the initial sales charge (see "Reducing the Initial Sales Charge on Class A Shares").

- Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in other share classes. Nevertheless, you're usually better off purchasing Class A shares rather than Class B or Class C shares and paying an up-front sales charge if you:

  - plan to own the shares for an extended period of time, since the higher ongoing service and/or distribution (12b-1) fees on Class B and Class C shares may eventually exceed the cost of the up-front sales charge; or

  - qualify for a reduced or waived sales charge.

CLASS B SHARE CONSIDERATIONS

You pay no initial sales charge on an investment in Class B shares. However, you pay higher ongoing service and/or distribution fees. Over time these fees may cost you more than paying an initial sales charge on Class A shares. Consequently, it is important that you consider your investment goals and the length of time you intend to hold your shares when comparing your share class options.

- Due to the availability of sales charge discounts for Class A shares and the higher ongoing fees for Class B shares, Class A shares of the Fund will be more economical than Class B if you intend to invest and hold long-term more than $100,000. There may be other circumstances under which Class B shares are not the most economical choice; you should analyze your particular situation and options carefully with your financial advisor before you invest.

- The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

- In most circumstances, you will pay a contingent deferred sales charge (CDSC) if you sell Class B shares within four years of buying them (see "Information on Sales Charges"). There are exceptions, which are described in the Statement of Additional Information.

- Selling Class B shares during the period in which the CDSC applies can significantly diminish the overall return on an investment.

- If you intend to hold your shares less than four years, Class C shares will generally be more economical than Class B shares of the Fund.

- When you sell Class B shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Class B shares convert to Class A shares at the end of the calendar quarter four years after the date they were purchased. This reduces service and/or distribution fees.

- The Fund expects all share conversions to be made on a tax-free basis. If this cannot be reasonably assured, the Fund reserves the right to modify or eliminate this share class conversion feature.

SHAREHOLDER GUIDE

CLASS C SHARE CONSIDERATIONS

- You pay no initial sales charge on an investment in Class C shares. However, you will pay higher ongoing service and/or distribution fees over the life of your investment.

- In most circumstances, you will pay a 1% CDSC if you redeem shares held for one year or less.

- As is the case with Class B shares, to minimize your sales charges, the Fund first redeems the appreciation of the original value of your shares, then fully aged shares, then any shares you received through reinvestment of dividends and capital gains and then shares you have held longest.

- Unlike Class B shares, Class C shares will never convert to Class A shares. As a result, long-term Class C shareholders pay higher ongoing service and/or distribution fees over the life of their investment.

- The Fund will generally not accept a purchase order for Class C shares in the amount of $500,000 or more.

CLASS I CONSIDERATIONS

You pay no initial sales charge or CDSC on an investment in Class I shares.

- You do not pay any ongoing service or distribution fees.

- You may buy Class I shares if you are an:

  - INSTITUTIONAL INVESTOR

    - certain employer-sponsored, association or other group retirement plans or employee benefit trusts with a service arrangement through NYLIM Retirement Plan Services or NYLIFE Distributors LLC;

    - certain financial institutions, endowments, foundations or corporations with a service arrangement through NYLIFE Distributors LLC or its affiliates; or

    - purchases through a program sponsored by a financial intermediary firm (such as a broker-dealer, investment adviser or financial institution) with a contractual arrangement with NYLIFE Distributors LLC.

  - INDIVIDUAL INVESTOR--who is initially investing at least $5 million in any single MainStay Fund.

  - EXISTING CLASS I SHAREHOLDER--who owned shares of the No-Load Class of any MainStay Fund as of December 31, 2003, which class was renamed Class I on January 1, 2004.

INFORMATION ON SALES CHARGES

Class A Shares

The initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as indicated in the following table. The sales charge may be reduced or eliminated for larger purchases, as described below, or as described under "Sales Charge Reductions and Waivers." Any applicable sales charge will be deducted directly from your investment. All or a portion of the sales charge may be retained by the Distributor or allocated to your dealer/financial advisor as a concession.

                                                               SHAREHOLDER GUIDE

MainStay Floating Rate Fund

                                    SALES CHARGES AS A PERCENTAGE
                                                  OF                       TYPICAL DEALER
                                  ----------------------------------       CONCESSION AS A
  PURCHASE                           OFFERING              NET              % OF OFFERING
  AMOUNT                              PRICE             INVESTMENT              PRICE
  Less than $100,000                  3.00%               3.09%                 2.75%
  $100,000 to $249,999                2.00%               2.04%                 1.75%



  $250,000 to $499,999                1.50%               1.52%                 1.25%
  $500,000 or more                    None*               None*                 1.00%**




* No sales charge applies on investments of $500,000 or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.
** The Distributor pays a sales concession of 1.00% on sales from $500,000 to $3 million, 0.50% on the portion from $3 million to $5 million and 0.40% on the portion of $5 million or more.

Class B Shares

Class B shares are sold without an initial sales charge. However, if Class B shares are redeemed within four years of their purchase, a CDSC will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class B shares have higher ongoing service and/or distribution fees and, over time, these fees may cost you more than paying an initial sales charge. The Class B CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class B shares. The amount of the CDSC will depend on the number of years you have held the shares that you are redeeming, according to the following schedule:

                                             CONTINGENT DEFERRED SALES CHARGE (CDSC)
                                                               AS A
  FOR SHARES                                     % OF AMOUNT REDEEMED SUBJECT TO
  SOLD IN THE:                                                CHARGE
  First year                                                  3.00%
  Second year                                                 2.00%



  Third year                                                  2.00%
  Fourth year                                                 1.00%



  Thereafter                                                   None

There are exceptions, which are described in the Statement of Additional Information.

Class C Shares

Class C shares are sold without an initial sales charge. However, if Class C shares are redeemed within one year of purchase, a CDSC of 1.00% will be deducted from the redemption proceeds, except under circumstances described in the Statement of Additional Information. Additionally, Class C shares have higher ongoing service and/or distribution fees, and over time, these fees may cost you more than paying an initial sales charge. The Class C CDSC and the higher ongoing service and/or distribution fees are paid to compensate the Distributor for its expenses in connection with the sale of Class C shares.

Computing Contingent Deferred Sales Charge on Class B and Class C

A CDSC may be imposed on redemptions of Class B and Class C shares of a Fund, at the rate previously described, at the time of any redemption by a shareholder that reduces the current value of the shareholder's Class B or Class C account in the Fund to an amount that is lower than the amount of all payments by the shareholder for the purchase of Class B shares in the Fund

SHAREHOLDER GUIDE

during the preceding four years or Class C shares in the Fund for the preceding year.

However, no such charge will be imposed to the extent that the net asset value of the Class B or Class C shares redeemed does not exceed:

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased more than four years prior to the redemption for Class B shares or more than one year prior to the redemption for Class C shares; plus

- the current aggregate net asset value of Class B or Class C shares of the Fund purchased through reinvestment of dividends or distributions; plus

- increases in the net asset value of the investor's Class B shares of the Fund above the total amount of payments for the purchase of Class B shares of the Fund made during the preceding four years for Class B shares or one year for Class C shares.

There are exceptions, which are described in the Statement of Additional Information.

SALES CHARGE REDUCTIONS AND WAIVERS ON CLASS A SHARES

Reducing the Initial Sales Charge on Class A Shares through Breakpoint Discounts

As the sales charge tables above show, the larger your investment, the lower your initial sales charge on Class A shares. There is no initial sales charge for investments of $500,000 or more. Each investment threshold that qualifies for a lower sales charge is known as a "breakpoint." You may be able to qualify for a breakpoint on the basis of a single purchase, or by aggregating the amounts of more than one purchase in the following ways:

- LETTER OF INTENT

  A "letter of intent" allows you to qualify for a breakpoint discount with respect to a current purchase, based on the total amount of purchases you intend to make in the near future. You can sign a Letter of Intent, in which you agree to invest a certain amount (your goal) in one or more of the MainStay Funds over a 24-month period, and your initial sales charge will be based on your goal. A 90-day back-dated period can also be used to count previous purchases toward your goal (but you will not be entitled to a rebate of any sales charge paid on those purchases). Your goal must be at least $100,000, and, if you do not meet your goal within the 24-month period, the higher sales charge will be deducted from your account.

- RIGHTS OF ACCUMULATION

  A "right of accumulation" allows you to qualify for a breakpoint with respect to a current purchase based on the total value of your previous purchases. You can count towards the amount of your investment your total account value in all share classes of MainStay Funds (except shares in the MainStay Cash Reserves Fund or MainStay Money Market Fund that were not previously invested in another Fund). For example, if you have $45,000 invested in Class C shares of each of two different MainStay Funds and you wish to invest an additional $10,000 in one of those Funds or another MainStay Fund, you can invest that $10,000 in Class A shares and pay the reduced sales charge rate normally applicable to a $100,000 investment. We may terminate or change this privilege at any time upon written notice.

                                                               SHAREHOLDER GUIDE

- COMBINE WITH FAMILY MEMBERS

  You can also count towards the amount of your investment all investments in one or more of the MainStay Funds, in any class of shares, by your spouse and your children under age 21 ("Family Members"), including their Rights of Accumulation and goals under a Letter of Intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges. See "Purchase, Redemption, Exchanges and Repurchase--Reduced Sales Charges" in the Statement of Additional Information.

- YOUR RESPONSIBILITY

  To receive the reduced sales charge, you must tell your financial advisor or us about any eligible amounts under Rights of Accumulation or a Letter of Intent that you and your Family Members have at the time of your initial or subsequent purchase. For example, if an initial investment that was less than $500,000 grows to over $500,000, you must tell us that you qualify to purchase Class A shares without an initial sales charge when you make a subsequent investment. IF YOU DO NOT LET YOUR FINANCIAL ADVISOR OR US KNOW OF ALL OF THE HOLDINGS OR PLANNED PURCHASES THAT MAKE YOU ELIGIBLE FOR A REDUCTION, YOU MAY NOT RECEIVE A SALES CHARGE DISCOUNT TO WHICH YOU ARE OTHERWISE ENTITLED. You may be required to provide verification of holdings (such as copies of documents that reflect the original purchase cost of your other holdings) that qualify you for a sales charge reduction.

Group Retirement Plan Purchases

You will not pay an initial sales charge if you purchase shares through a group retirement plan (other than non-ERISA 403(b)(7) plans and IRA plans) that meets certain criteria, including:

  - 50 or more participants; or

  - an aggregate investment in shares of any class of the MainStay Funds of $1,000,000 or more.

If your plan currently holds Class B shares, please consult your recordkeeper or other plan administrative service provider concerning their ability to maintain shares in two different classes.

Purchases Through Financial Services Firms

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment advisor or financial institution) that has a contractual arrangement with the Distributor. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Financial services firms may charge transaction fees or other fees and may modify other features such as minimum investment amounts and exchange privileges. Please read their program materials for any special provisions or additional service features that may apply to investing in the Fund through these firms.

529 Plans

When shares of the Fund are sold to a qualified tuition program operating under
Section 529 of the Internal Revenue Code, such a program may purchase Class A shares without an initial sales load.

SHAREHOLDER GUIDE

Other Waivers

There are other categories of purchasers who do not pay initial sales charges on Class A shares, such as personnel of the Fund and of New York Life and their affiliates or shareholders who owned shares of the Service Class of any MainStay Fund as of December 31, 2003. These categories are described in the Statement of Additional Information.

Contingent Deferred Sales Charge

If your initial sales charge is eliminated, we may impose a CDSC of 1% if you redeem or exchange your shares within one year. The Fund's Distributor may pay a commission to dealers on these purchases from its own resources.

For more information about these considerations, call your financial advisor or the Fund's transfer agent, MainStay Shareholder Services (MSS), a division of NYLIM Service Company LLC and an affiliate of New York Life Investment Management LLC, toll-free at 1-800-MAINSTAY (1-800-624-6782), and read the information under "Purchase, Redemption, Exchanges and Repurchase--Contingent Deferred Sales Charge, Class A" in the Statement of Additional Information.

INFORMATION ON FEES

Rule 12b-1 Plans

The Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940 for certain classes of shares pursuant to which service and/or distribution fees are paid to the Distributor. The Class A plan typically provides for payment for distribution or service activities of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Class B and Class C 12b-1 plans each provide for payment of both distribution and service activities of up to 1.00% of the average annual net assets of Class B and C shares of the Fund, respectively. The distribution fee is intended to pay the Distributor for distribution services, which include any activity or expense primarily intended to result in the sale of Fund shares. The service fee is paid to the Distributor for providing shareholders with personal services and maintaining shareholder accounts. The Distributor may pay all or a portion of the 12b-1 fee to your investment professional. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Fund and may cost more than other types of sales charges.

COMPENSATION TO DEALERS

Financial intermediary firms and their associated financial advisors are paid in different ways for the services they provide to the Fund and shareholders. Such compensation varies depending upon the amount invested, the share class purchased, the amount of time that shares are held, and/or the services provided.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 0.10% on the purchase price of Class I shares to dealers at the time of sale and up to 0.05% annually on Class I shares held.

- The Distributor pays sales concessions to dealers, as described in the tables under "Information on Sales Charges" above, on the purchase price of Class A shares sold subject to a sales charge. The Distributor retains the difference between the sales charge that you pay and the portion that is paid to dealers as a sales concession.

- The Distributor or an affiliate, from its own resources, pays a sales concession of up to 2.75% on the purchase price of Class A shares, sold at net asset value, to dealers at the time of sale.

                                                               SHAREHOLDER GUIDE

---------------------------

GOOD ORDER means all the necessary information, signatures and documentation have been fully completed.

- From its own resources, the Distributor pays a sales concession of up to 3.00% on purchases of Class B shares to dealers at the time of sale.

- The Distributor pays a sales concession of 1.00% on purchases of Class C shares to dealers from its own resources at the time of sale.

- The Distributor pays, pursuant to a 12b-1 plan, distribution-related and other service fees to qualified dealers for providing certain shareholder services.

- In addition to payments described above, the Distributor or an affiliate, from its own resources, pays other significant amounts to certain financial intermediary firms, including an affiliated broker-dealer, in connection with the sale of Fund shares and/or shareholder or account servicing arrangements. These sales and/or servicing fee arrangements vary and may amount to payments of up to 0.40% on new sales and/or up to 0.20% annually on assets held.

- The Distributor or an affiliate may sponsor training or informational meetings or provide other non-monetary benefits for financial intermediary firms and their associated financial advisors.

Payments made from the Distributor's or an affiliate's own resources do not change the purchase price of shares, the amount of shares that your investment purchases, the value of your shares, or the proceeds of any redemptions. For more information regarding any of the types of compensation described above, see the Statement of Additional Information or consult with your financial intermediary firm or financial advisor.

BUYING, SELLING AND EXCHANGING MAINSTAY SHARES
HOW TO OPEN YOUR ACCOUNT

Class A, B or C Shares

Return your completed MainStay Funds application in GOOD ORDER with a check payable to the MainStay Funds for the amount of your investment to your financial advisor or directly to the Fund, PO Box 8401, Boston, Massachusetts 02266-8401. If your initial investment is at least $5,000, have your financial advisor place your order by phone. If you place your order by phone, MSS must receive your completed application and check in good order within three business days.

Class I

If you are participating in a company savings plan, such as a 401(k) plan, profit sharing plan, defined benefit plan or other employee-directed plan, your company will provide you with the information you need to open an account and buy or sell Class I shares of the Fund.

If you are investing through a financial intermediary firm, the firm will assist you with opening an account. If your initial investment is at least $5,000, have your financial advisor place your order by phone. MSS must receive your completed application and check in GOOD ORDER within three business days.

All Classes

You buy shares at net asset value (NAV) (plus, for Class A shares, any applicable sales charge). NAV is generally calculated as of the close of regular trading (usually 4 pm eastern time) on the New York Stock Exchange (the "Exchange") every day the Exchange is open. When you buy shares, you must pay the NAV next calculated after MSS receives your order in good order. Alternatively, MainStay Funds has arrangements with certain financial intermediary firms such that purchase orders through these entities are considered received in good order when received by the financial intermediary firm together with the purchase price

SHAREHOLDER GUIDE

of the shares ordered. The order will then be priced at the Fund's NAV next computed after acceptance by these entities. Such financial intermediary firms are responsible for timely transmitting the purchase order to the Fund.

When you open your account, you may also want to choose certain buying and selling options, including transactions by wire. In most cases, these choices can be made later in writing, but it may be quicker and more convenient to decide on them when you open your account.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens a new account and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund, or your financial advisor on their behalf, must obtain the following information for each person who opens a new account:

  - Name;

  - Date of birth (for individuals);

  - Residential or business street address (although post office boxes are still permitted for mailing); and

  - Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

INVESTMENT MINIMUMS

The following minimums apply if you are investing in the Fund. A minimum initial investment amount may be waived for purchases by the Boards, Directors and employees of New York Life and its affiliates and subsidiaries. The Fund may also accept additional investments of smaller amounts at their discretion.

Class A, B and C Shares

The following minimums apply if you are investing in Class A, B or C shares of the Fund:

- $1,000 for initial and $50 for subsequent purchases of the Fund, or

- if through a monthly systematic investment plan, $500 for initial and $50 for subsequent purchases.

Class I Shares

The following minimums apply if you are investing in Class I shares of the Fund:

- Individual Investors--$5 million for initial purchases of the Fund, and

- Institutional Investors--no minimum initial or subsequent purchase amounts.

                                                               SHAREHOLDER GUIDE

BUYING AND SELLING MAINSTAY SHARES

OPENING YOUR ACCOUNT--INDIVIDUAL SHAREHOLDERS

                                        HOW                                               DETAILS

  BY WIRE:             You or your registered representative      The wire must include:
                       should call MSS toll-free at               * name(s) of investor(s);
                       1-800-MAINSTAY (1-800-624-6782) to         * your account number; and
                       obtain an account number and wiring        * Fund Name and Class of shares.
                       instructions. Wire the purchase            Your bank may charge a fee for the wire transfer.
                       amount to:
                       State Street Bank and Trust Company
                       * ABA #011-0000-28
                       * MainStay Funds (DDA #99029415)
                       * Attn: Custody and Shareholder
                         Services

                       To buy shares the same day, MSS must
                       receive your wired money by 4 pm
                       eastern time.

  BY PHONE:            Have your investment professional          * MSS must receive your application and check, payable
                       call MSS toll-free at 1-800-MAINSTAY         to MainStay Funds, in good order within three
                       (1-800-624-6782) between 8 am and 6          business days. If not, MSS can cancel your order and
                       pm eastern time any day the New York         hold you liable for costs incurred in placing it.
                       Stock Exchange is open. Call before 4      * $5,000 minimum.
                       pm to buy shares at the current day's      Be sure to write on your check:
                       NAV.                                       * Fund name and Class of shares;
                                                                  * your account number; and
                                                                  * name(s) of investor(s).




  BY MAIL:             Return your completed MainStay Funds       Make your check payable to MainStay Funds.
                       Application with a check for the           * $1,000 minimum
                       amount of your investment to:              Be sure to write on your check:
                       MainStay Funds                             * name(s) of investor(s); and
                       P.O. Box 8401                              * Fund name and Class of shares.
                       Boston, MA 02266-8401

SHAREHOLDER GUIDE

BUYING ADDITIONAL SHARES OF THE FUND--INDIVIDUAL SHAREHOLDERS

                                            HOW                                                 DETAILS

  BY WIRE:             Wire the purchase amount to:                       The wire must include:
                       State Street Bank and Trust Company                * name(s) of investor(s);
                       * ABA #011-0000-28                                 * your account number; and
                       * MainStay Funds (DDA #99029415)                   * Fund name and Class of shares.
                       * Attn: Custody and Shareholder Services.
                                                                          Your bank may charge a fee for the wire transfer.
                          To buy shares the same day, MSS must
                         receive your wired money by 4 pm eastern
                         time.

  ELECTRONICALLY:      Call MSS toll-free at 1-800-MAINSTAY               Eligible investors can purchase shares by using
                       (1-800-624-6782) between 8 am and 6 pm             electronic debits from a designated bank account.
                       eastern time any day the New York Stock
                       Exchange is open to make an ACH purchase;
                       call before 4 pm to buy shares at the current
                       day's NAV; or
                        Visit us at www.mainstayfunds.com.




  BY MAIL:             Address your order to:                             Make your check payable to MainStay Funds.
                       MainStay Funds                                     * $50 minimum (for Class A, B and C shares).
                       P.O. Box 8401
                       Boston, MA 02266-8401                              Be sure to write on your check:
                                                                          * name(s) of investor(s);
                       Send overnight orders to:                          * your account number; and
                       MainStay Funds                                     * Fund name and Class of shares.
                       c/o Boston Financial Data Services
                       66 Brooks Drive
                       Braintree, MA 02184




                                                               SHAREHOLDER GUIDE

SELLING SHARES--INDIVIDUAL SHAREHOLDERS

                                        HOW                                             DETAILS

  BY CONTACTING YOUR FINANCIAL ADVISOR:                           * You may sell (redeem) your shares through your
                                                                    financial advisor or by any of the methods
                                                                    described below.

  BY PHONE:            TO RECEIVE PROCEEDS BY CHECK:              * MSS will only send checks to the account owner at
                       Call MSS toll-free at 1-800-MAINSTAY         the owner's address of record and generally will
                       (1-800-624-6782) between 8 am and 6          not send checks to addresses on record for 30
                       pm eastern time any day the New York         days or less.
                       Stock Exchange is open. Call before 4      * The maximum order MSS can process by phone is
                       pm eastern time to sell shares at the        $100,000.
                       current day's NAV.




                       TO RECEIVE PROCEEDS BY WIRE:               * Generally, after receiving your sell order by
                       Call MSS toll-free at 1-800-MAINSTAY       phone, MSS will send the proceeds by bank wire to
                       (1-800-624-6782) between 8 am and 6          your designated bank account the next business
                       pm eastern time any day the New York         day, although it may take up to seven days to do
                       Stock Exchange is open. Eligible             so. Your bank may charge you a fee to receive the
                       investors may sell shares and have           wire transfer.
                       proceeds electronically credited to a
                       designated bank account.
                                                                  * MSS must have your bank account information on
                                                                  file.
                                                                  * There is an $11 fee for wire redemptions.
                                                                  * The minimum wire transfer amount is $1,000.

                       TO RECEIVE PROCEEDS ELECTRONICALLY BY      * MSS must have your bank account information on
                       ACH:                                       file.
                       Call MSS toll-free at 1-800-MAINSTAY       * Proceeds may take 2-3 days to reach your bank
                       (1-800-624-6782) between 8 am and 6          account.
                       pm eastern time any day banks and the      * There is no fee from MSS for this transaction.
                       New York Stock Exchange are open.
                                                                  * The maximum ACH transfer amount is $100,000.




  BY MAIL:             Address your order to:                     Write a letter of instruction that includes:
                       MainStay Funds                             * your name(s) and signature(s);
                       P.O. Box 8401                              * your account number;
                       Boston, MA 02266-8401                      * Fund name and Class of shares; and
                                                                  * dollar or share amount you want to sell.
                       Send overnight orders to:
                       MainStay Funds                             Obtain a MEDALLION SIGNATURE GUARANTEE or other
                       c/o Boston Financial Data Services         documentation, as required.
                       66 Brooks Drive
                       Braintree, MA 02184                        There is a $15 fee for checks mailed to you via
                                                                  overnight service.

SHAREHOLDER GUIDE

---------------------------

Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions for losses may, however, be denied and, in some cases, sales charges may not be taken into account in computing gains or losses if the reinvestment privilege is exercised.
---------------------------

CONVENIENT, YES . . .
BUT NOT RISK-FREE. Telephone redemption privileges are convenient, but you give up some security. When you sign the application to buy shares, you agree that the Fund will not be liable for following phone instructions that they reasonably believe are genuine. When using the MainStay Audio Response System or the internet, you bear the risk of any loss from your errors unless the Funds or MSS fail to use established safeguards for your protection. These safeguards are among those currently in place at MainStay Funds:
-all phone calls with service representatives are tape recorded, and -written confirmation of every transaction is sent to your address of record.

MSS and the Fund reserve the right to shut down the MainStay Audio Response System or the system might shut itself down due to technical problems.

REDEMPTIONS-IN-KIND

The Fund reserves the right to pay certain large redemptions, either totally or partially, by a distribution-in-kind of securities (instead of cash) from the Fund's portfolio.

THE REINVESTMENT PRIVILEGE MAY HELP YOU AVOID SALES CHARGES

When you sell shares, you have the right--for 90 days--to reinvest any or all of the money in the same class of any MainStay Fund without paying another sales charge (as long as those shares haven't been reinvested once already). If you paid a sales charge when you redeemed you'll receive a pro rata credit for reinvesting.


SHAREHOLDER SERVICES


Automatic Services

Buying or selling shares automatically is easy with the services described below. You select your schedule and amount, subject to certain restrictions. You can set up most of these services on your application by accessing your shareholder account on the internet at www.mainstayfunds.com, contacting your financial advisor for instructions, or by calling MSS toll-free at 1-800-MAINSTAY (1-800-624-6782) for a form.

Systematic Investing--Individual Shareholders Only

MainStay offers three automatic investment plans:

1. AutoInvest

If you obtain authorization from your bank, you can automatically debit your designated bank account to:

- make regularly scheduled investments; and/or

- purchase shares whenever you choose.

2. Dividend reinvestment

Automatically reinvest dividends and distributions from one MainStay Fund into the same Fund or the same Class of any other MainStay Fund.

3. Payroll deductions

If your employer offers this option, you can make automatic investments through payroll deduction.

Systematic Withdrawal Plan--Individual Shareholders Only

Withdrawals must be at least $100. You must have at least $10,000 in your account at the time of the initial request.

The Fund will not knowingly permit systematic withdrawals if, at the same time, you are making periodic investments.

Exchanging Shares Among MainStay Funds

You exchange shares when you sell all or a portion of shares in one MainStay Fund and use the proceeds to purchase shares of the same class of another MainStay Fund at NAV. An exchange of shares of one MainStay Fund for shares of another MainStay Fund will be treated as a sale of shares of the first MainStay Fund and as a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxes. You may make exchanges from one MainStay Fund to another by phone. There is also a systematic exchange program that allows you to make regularly scheduled, systematic exchanges from one MainStay Fund to the same class of another. When you redeem exchanged shares without a corresponding purchase of another MainStay Fund, you may have to pay any

                                                               SHAREHOLDER GUIDE

---------------------------

MSS tries to make investing easy by offering a variety of programs to buy, sell and exchange Fund shares. These programs make it convenient to add to your investment and easy to access your money when you need it.
---------------------------

Selling and exchanging shares may result in a gain or loss and there-fore may be subject to taxes. Consult your tax adviser on the conse-quences.

applicable contingent deferred sales charge. You may not exchange shares between classes. If you sell Class B or Class C shares and then buy Class A shares, you may have to pay a deferred sales charge on the Class B or Class C shares, as well as pay an initial sales charge on the purchase of Class A shares.

You also may exchange shares of the Fund for shares of the same class, if offered, of any of the following funds, which are offered in a different prospectus:

                    - MainStay All Cap Growth Fund           - MainStay MAP Fund
                    - MainStay All Cap Value Fund            - MainStay Mid Cap Core Fund
                    - MainStay Asset Manager Fund            - MainStay Mid Cap Growth Fund
                    - MainStay Balanced Fund                 - MainStay Mid Cap Opportunity Fund
                    - MainStay Blue Chip Growth Fund         - MainStay Mid Cap Value Fund
                    - MainStay Capital Appreciation Fund     - MainStay Money Market Fund
                    - MainStay Cash Reserves Fund            - MainStay Research Value Fund
                    - MainStay Common Stock Fund             - MainStay S&P 500 Index Fund
                    - MainStay Convertible Fund              - MainStay Short Term Bond Fund
                    - MainStay Diversified Income Fund       - MainStay Small Cap Growth Fund
                    - MainStay Global High Income Fund       - MainStay Small Cap Opportunity Fund
                    - MainStay Government Fund               - MainStay Strategic Value Fund
                    - MainStay High Yield Corporate Bond     - MainStay Tax Free Bond Fund
                    Fund                                     - MainStay Total Return Fund
                    - MainStay Indexed Bond Fund             - MainStay U.S. Large Cap Equity Fund
                    - MainStay Intermediate Term Bond Fund   - MainStay Value Fund
                    - MainStay International Bond Fund
                    - MainStay International Equity Fund

Before making an exchange request, read the prospectus of the fund you wish to purchase by exchange. You can obtain a prospectus for any fund by contacting your broker, financial advisor or other financial institution or by calling the MainStay Funds at 1-800-MAINSTAY (1-800-624-6782).

You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new investors unless you are already a shareholder of that Fund. You may not exchange shares of one MainStay Fund for shares of another MainStay Fund that is closed to new share purchases.

The exchange privilege is not intended as a vehicle for short term trading, nor is the Fund designed for professional market timing organizations or other entities or individuals that use programmed frequent exchanges in response to market fluctuations. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, in order to maintain a stable asset base in the Fund and to reduce Fund administrative expenses borne by the Fund, five exchanges per account are permitted in each calendar year without the imposition of any transaction fee; subsequently, a $10 processing fee payable to the Fund's transfer agent will be assessed per exchange and additional exchange requests may be denied. The processing fee will not be charged on systematic exchanges, on exchanges processed via the Fund's audio response system, on exchanges processed on the MainStay website, and on certain accounts, such as retirement plans and broker omnibus accounts where no participant is listed or for which tracking data is not available, MSS reserves the right to refuse any purchase or exchange requests that could adversely affect the Fund or its operations, including those from any individual or group who, in the Fund's judgment, is likely to, or actually engages in, excessive trading.

The Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange.

SHAREHOLDER GUIDE

Investing for Retirement

You can purchase shares of most MainStay Funds for retirement plans providing tax-deferred investments for individuals and institutions. You can use the MainStay Funds in established plans or the Distributor may provide the required plan documents for selected plans. A plan document must be adopted for a plan to be in existence.

Custodial services may be available for IRA, Roth IRA and Coverdell Education Savings Accounts (CESA) (previously named Education IRA) as well as SEP and SIMPLE IRA plans and for 403(b)(7) TSA Custodial Accounts. Plan administration may also be available for select qualified retirement plans. An investor should consult with his or her tax adviser before establishing any tax-deferred retirement plan. These services may not be available to all customers or with respect to all Funds.

GENERAL POLICIES

Buying Shares

- All investments must be in U.S. dollars with funds drawn on a U.S. bank. We will not accept any payment in the following forms: travelers checks, money orders, credit card convenience checks, cash, bank teller's checks or starter checks.

- MSS does not accept third-party checks, and it reserves the right to limit the number of checks processed at one time.

- If your investment check or ACH purchase does not clear, your order will be canceled and your account will be responsible for any losses of fees the Fund incurs as a result. Your account will be charged a $20 fee for each returned check or ACH purchase. In addition, the Fund may also redeem shares to cover any losses it incurs as a result. If an AutoInvest payment is returned unpaid for two consecutive periods, the privilege will be suspended until you notify us to reinstate it.

- The Fund may, in its discretion, reject any order for the purchase of shares.

Selling Shares

- Your shares will be sold at the next NAV calculated after MSS receives your request in good order. MSS will make the payment within seven days after receiving your request in good order.

- If you buy shares by check or by ACH purchase and quickly decide to sell them the Fund may withhold payment for 10 days from the date the check or ACH purchase order is received.

- When you sell Class B or Class C shares, or Class A shares when applicable, the Fund will recover any applicable sales charges either by selling additional shares, if available, or by reducing your proceeds by the amount of those charges.

- There will be no redemption during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the Exchange is restricted or the SEC deems an emergency to exist.

- Unless you decline telephone privileges on your application, you may be responsible for any fraudulent telephone order as long as MSS takes reasonable measures to verify the order.

- Reinvestment won't relieve you of any tax consequences on gains realized from a sale. The deductions or losses, however, may be denied.

- MSS requires a written order to sell shares if an account has submitted a change of address during the previous 30 days.

                                                               SHAREHOLDER GUIDE

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When you buy and sell shares directly from the Fund, you will receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call MSS immediately. If you fail to notify MSS within one year of the transaction, you may be required to bear the costs of correction.

- MSS requires a written order to sell shares and a Medallion signature guarantee if:

  - MSS does not have on file required bank information to wire funds;

  - the proceeds from the sale will exceed $100,000;

  - the proceeds of the sale are to be sent to an address other than the address of record; or

  - the proceeds are to be payable to someone other than the account holder(s).

- In the interests of all shareholders, the Fund reserves the right to:

  - change or discontinue its exchange privileges upon notice to shareholders, or temporarily suspend this privilege without notice under extraordinary circumstances;

  - change or discontinue the systematic withdrawal plan upon notice to shareholders;

  - close accounts with balances less than $500 invested in Class A, B or C shares (by redeeming all shares held and sending proceeds to the address of record); and/or

  - change the minimum investment amounts.

Additional Information

You may receive confirmation statements that describe your transaction. You should review the information in the confirmation statements carefully. If you notice an error, you should call your financial advisor or MSS immediately. If you or your financial advisor fails to notify MSS within one year of the transaction, you may be required to bear the costs of correction.

The policies and fees described in this Prospectus govern transactions with the MainStay Funds. When you invest through a third party--bank, broker, 401(k), financial advisor, or financial supermarket--there may be transaction fees for, and you may be subject to, different investment minimums or limitations on buying or selling shares. Accordingly, the net yield to investors who purchase through financial intermediaries may be less than the net yield earned by investors who invest in the Fund directly. Consult a representative of your plan or financial institution if in doubt.

From time to time the MainStay Funds may close and reopen any of the MainStay Funds to new investors or new share purchases at its discretion. If a Fund is closed, either to new investors or new share purchases, and you redeem your total investment in that Fund, your account will be closed and you will not be able to make any additional investments in the Fund. If a Fund is closed to new investors, you may not exchange shares from other MainStay Funds for shares of that Fund unless you are already a shareholder of such Fund.

Medallion Signature Guarantees

A Medallion signature guarantee helps protect against fraud. To protect your account, each Fund and MSS from fraud, Medallion signature guarantees are required to enable MSS to verify the identity of the person who has authorized redemption proceeds to be sent to a third party or a bank not previously established on the account. Medallion signature guarantees are also required for redemptions of $100,000 or more from an account, and for share transfer requests. Medallion signature guarantees must be obtained from certain eligible financial institutions that are participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchange Medallion Program
(SEMP), or the New York Stock Exchange Medallion Signature Program (MSP). Eligible guarantor institutions provide Medallion signature guarantees that are covered by surety bonds in various amounts. It is your responsibility to ensure that the

SHAREHOLDER GUIDE

Medallion signature guarantee that you acquire is sufficient to cover the total value of your transaction(s). If the surety bond amount is not sufficient to cover the requested transaction(s), the Medallion signature guarantee will be rejected.

Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable. Shareholders may contact their financial advisor or the Fund toll-free at 1-800-MAINSTAY (1-800-624-6782) for further details.

DETERMINING THE FUND'S SHARE PRICES (NAV) AND THE VALUATION OF SECURITIES

The Fund generally calculates the share price of the Fund (also known as its net asset value, or NAV) at the close of regular trading on the New York Stock Exchange (usually 4:00 pm eastern time) every day the Exchange is open. The value of the Fund's investments is based on current market prices. The trading hours for most foreign securities end prior to the close of the New York Stock Exchange, the time the Fund's NAV is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund may value foreign securities at fair value, taking into account such events, when it calculates its NAV. Similarly, the Fund may value illiquid securities or securities for which market quotations are not available at fair value. All fair value determinations are made in good faith by the Fund's Valuation Committee in accordance with written procedures adopted by the Board of the Fund. In addition, portfolio securities that are primarily listed on foreign exchanges may trade on weekends or other days when the Fund does not price its shares. The NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

FUND EARNINGS

Dividends and Interest

Most funds earn either dividends from stocks, interest from bonds and other securities, or both. A mutual fund, however, always pays this income to you as "dividends." The dividends paid by the Fund will vary based on the income from its investments and the expenses incurred by the Fund.

When the Fund Pays Dividends

The Fund declares and distributes any dividends at least once a year.

Dividends are normally paid on the first business day of each month after a dividend is declared.

Capital Gains

The Fund earns capital gains when it sells securities at a profit.

When the Fund Pays Capital Gains

The Fund will normally distribute any capital gains to shareholders in December.

                                                               SHAREHOLDER GUIDE

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MSS reserves the right to automatically reinvest dividend distributions of less than $10.00.

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If you prefer to reinvest dividends and/or capital gains in another MainStay Fund, you must first establish an account in that class of shares of the Fund. There is no sales charge on shares purchased through automatic reinvestment of dividends or capital gains.

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SEEK PROFESSIONAL ASSISTANCE. Your investment professional can help you keep your investment goals coordinated with your tax considerations. But for tax counsel, always rely on your tax adviser. For additional information on federal, state and local taxation, see the Statement of Additional Information.

How to Take Your Earnings
You may receive your portion of MainStay Fund earnings in one of seven ways. You can make your choice at the time of application, and change it as often as you like by notifying your financial advisor or the Fund directly. The seven choices are:

1. Reinvest dividends and capital gains in:

   - the Fund; or

   - another MainStay Fund of your choice (other than a Fund that is closed, either to new investors or to new share purchases).
2. Take the dividends in cash and reinvest the capital gains in the Fund.
3. Take the capital gains in cash and reinvest the dividends in the Fund.

4. Take a percentage of dividends or capital gains in cash and reinvest the remainder in the Fund.

5. Take dividends and capital gains in cash.

6. Reinvest all or a percentage of the capital gains in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the dividends in the Fund.

7. Reinvest all or a percentage of the dividends in another MainStay Fund (other than a Fund that is closed, either to new investors or to new share purchases) and reinvest the capital gains in the Fund.

If you do not make one of these choices on your application, your earnings will be automatically reinvested in the same class of shares of the Fund.

UNDERSTAND THE TAX CONSEQUENCES

Most of Your Earnings are Taxable

Virtually all of the dividends and capital gains distributions you receive from the Fund are taxable, whether you take them as cash or automatically reinvest them. The Fund's realized earnings are taxed based on the length of time the Fund holds its investments, regardless of how long you hold Fund shares. If the Fund realizes long-term capital gains, the earnings distributions are taxed as long-term capital gains; earnings from short-term capital gains and income generated on debt investments and other sources are generally taxed as ordinary income upon distribution. Earnings generated by interest received on fixed income securities generally will be a result of income generated on debt investments and will be taxable as ordinary income.

MSS will mail your tax report each year by January 31. This report will tell you which dividends and redemption proceeds should be treated as taxable ordinary income, which, if any, as tax-exempt income, and which, if any, as long-term capital gains.

The Fund may be required to withhold U.S. Federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Such withholding is not an additional tax and any amounts withheld may be credited against your U.S. Federal income tax liability.

Exchanges

An exchange of shares of one MainStay Fund for shares of another will be treated as a sale of shares of the first MainStay Fund and a purchase of shares of the second MainStay Fund. Any gain on the transaction may be subject to taxation.

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BUY AFTER THE DIVIDEND PAYMENT. Avoid buying shares shortly before a dividend payment. Part of your investment may be returned in the form of a dividend, which may be taxable.

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DO NOT OVERLOOK SALES CHARGES. The amount you pay in sales charges reduces gains and increases losses for tax purposes.

KNOW WITH WHOM YOU'RE INVESTING

WHO RUNS THE FUND'S DAY-TO-DAY BUSINESS?

New York Life Investment Management LLC ("NYLIM" or the "Manager"), 169 Lackawanna Avenue, Parsippany, New Jersey 07054, serves as the Fund's Manager. In conformity with the stated policies of the Fund, NYLIM administers the Fund's business affairs and manages the investment operations of the Fund and the composition of the portfolio of the Fund, subject to the supervision of the Board of Directors of Eclipse Funds. The Manager commenced operations in April 2000 and is an independently managed, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"). The Manager provides offices and conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required for the Fund.

The Manager pays the salaries and expenses of all personnel affiliated with the Fund, and all operational expenses that are not the responsibility of the Fund. Pursuant to a management contract with the Fund, the Manager is entitled to receive fees from the Fund, accrued daily and paid monthly.

The Manager will receive an aggregate fee for services performed of 0.60% of the Fund's average daily net assets.

The Manager is not responsible for records maintained by the Fund's Custodian, Transfer Agent, or Dividend Disbursing and Shareholder Servicing Agent, except to the extent expressly provided in the Management Agreement between the Manager and the Fund.

WHO MANAGES YOUR MONEY?

NYLIM serves as manager of the assets of the Fund. NYLIM commenced operation in April 2000 and is a Delaware limited liability company. As of February 29, 2004, NYLIM and its affiliates managed over $183.4 billion in assets.

PORTFOLIO MANAGER: BIOGRAPHY

ANTHONY MALLOY Mr. Malloy has been an employee of NYLIM since March 1999 and is a Managing Director. He is responsible for the management of NYLIM's leveraged loan business. Prior to joining NYLIM, Mr. Malloy spent five years at J.P. Morgan as Vice President in the Debt Capital Markets group and as a Vice President and senior relationship manager in the Loan Capital Markets group. Earlier in his career, Mr. Malloy was the Head of Risk Management in the Derivatives group at The Toronto-Dominion Bank. Mr. Malloy received a BA in English and Economics from Middlebury College and a MBA in Finance from New York University.

ROBERT DIAL Mr. Dial joined NYLIM in 2001 and is responsible for leveraged loan investments. Mr. Dial is a Director. Prior to joining NYLIM, Mr. Dial was a Director in the Acquisition Finance Group at Fleet Securities where he was responsible for originating, structuring and distributing non-investment grade financings. Previously, he worked in leveraged finance capacities at Credit Lyonnais and at Chase Manhattan, where he completed the bank's formal credit training program. Mr. Dial earned a BA from Yale University and an MBA from the University of Chicago.

RELATED PERFORMANCE

The table below is designed to show you how a similar private investment portfolio managed by NYLIM has performed over the past five years.

This historical total return performance information is for an investment program NYLIM employs in managing a private investment portfolio (the "Loan Portfolio") that has substantially similar investment objectives, policies and strategies to those of the Fund. The Portfolio Manager and the team primarily responsible for managing the investment portfolio of the Fund also are primarily responsible for managing the Loan Portfolio. This performance information does not represent the investment performance of the Fund. The information is provided to illustrate the experience and historic investment results obtained by a similar investment program. It should not be viewed as indicative of the future investment performance of the Fund. While the investment objectives, policies and strategies of the Fund and the Loan Portfolio are substantially similar, they are not identical and the performance of the Fund and the Loan Portfolio will vary. The Loan Portfolio is not a registered investment company under the Investment Company Act of 1940 (the "Act") or a regulated investment company under the Internal Revenue Code of 1986 (the "Code"), and thus is not subject to any restrictions imposed under the Act or the Code. If the Act or the Code had been applicable, performance results may have been adversely affected. In addition, the Loan Portfolio is fully invested and does not maintain significant cash positions in order to meet redemption requests. If the Loan Portfolio had maintained cash positions similar to those the Fund is expected to hold, returns may have been lower. The Fund will also be subject to operating expenses that are higher than that of the Loan Portfolio. As such, were comparable operating expenses of the Fund charged to the Loan Portfolio, performance would have been lower. Prospective investors should carefully read the accompanying notes.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS.

TOTAL RETURNS(1) (as of December 31, 2003)

                                 BANK LOAN PORTFOLIO RETURN(1)
                                       NET OF FEES AND                  CSFB LEVERAGED LOAN
  YEAR                  GROSS OF FEES 3% SALES CHARGE(2) NET OF FEES(3)   INDEX RETURN(4)
  1 year                    6.44%            2.19%            5.36%           11.01%

  3 years                   5.05%            2.93%            3.97%            4.84%
  5 years                   5.21%            3.51%            4.13%            4.83%

  Since Inception(5)        5.68%            4.08%            4.60%            4.91%

1 Bank Loan Portfolio investment results reflect the performance of the leveraged loan portion of the general accounts ("Bank Loan Portfolio") of the New York Life Insurance Company. Leveraged Loans are defined as senior secured floating rate debt rated Ba1 or lower by Moody's and BB+ or lower by Standard & Poor's (or, if unrated, believed by NYLIM to be of comparable quality). From inception in 1998 through March 2000, the Bank Loan Portfolio was managed by New York Life's investment management division, which thereafter became part of NYLIM. The current management team commenced management of the Bank Loan Portfolio in 1999. NYLIM's management of the Bank Loan Portfolio and ability to act with full discretion may have been impacted over the periods shown by factors specific to management of insurance company assets, including, but not limited to, tax-motivated transactions, cash allocations, statutory restrictions, and insurance company objectives and policies. The Related Performance figures were calculated using the Modified Dietz Method, which is one of the presentation standards recommended by the Association for Investment Management and Research. This method differs from the standardized SEC method.

2 These figures were calculated based on the estimated total fees and expenses of the Class A shares of the Fund of 1.08% as if they applied to the Bank Loan Portfolio. They also include a sales charge of 3.00%.

3 These figures were calculated based on the estimated total fees and expenses of the Class A shares of the Fund of 1.08% as if they applied to the Bank Loan Portfolio. They do not include a sales charge.

4 The CSFB Leveraged Loan Index is designed to mirror the investable universe of the $U.S.-denominated leveraged loan market. Only funded term loans are included, and the tenor must be at least one year.

5 January 1, 1998.

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No dealer, salesman or any other person is authorized to give any information or to make any representations other than those contained in this Prospectus and in the related Statement of Additional Information, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus and the related Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
Provides more details about the Fund. The current SAI is incorporated by reference into the Prospectus and has been filed with the SEC.

ANNUAL/SEMIANNUAL REPORTS
Provide additional information about the Fund's investments and include discussions of market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal period.

TO OBTAIN INFORMATION:
More information about the Fund, including the SAI and the Annual/Semiannual Reports, is available, without charge, upon request. To obtain information, or for shareholder inquiries, call toll-free 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com, or write to NYLIFE Distributors LLC, attn: MainStay Marketing Dept., 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

You can also review and copy information about the Fund (including the SAI) by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202-942-8090). This information is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained by paying a duplicating fee and sending an email to publicinfo@sec.gov or writing the SEC's Public Reference Section, Washington, D.C. 20549-0120.

NYLIFE DISTRIBUTORS LLC
169 Lackawanna Avenue
Parsippany, New Jersey 07054
NYLIFE Distributors LLC is the Distributor of the MainStay Funds

Eclipse Funds Inc.
SEC File Number: 811-06175

For more information call 1-800-MAINSTAY (1-800-624-6782) or visit our website at www.mainstayfunds.com

                                                                    MSFR01-09/04